Company Update September 27, 2011 OTC: GALT Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
statements relate to future events or future financial performance, and use words such as
“may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others: incurrence of operating losses since our inception, uncertainty as to adequate financing of our operations, extensive and costly regulatory oversight that could restrict or prevent product commercialization, inability to achieve commercial product acceptance, inability to protect our intellectual property, dependence on strategic partnerships, product competition, and others stated in risk factors contained in our SEC filings. We cannot assure that we have identified all risks or that others may emerge which we do not anticipate. You should not place undue reliance on forward-looking statements.
Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
© 2011 Galectin Therapeutics   OTC:GALT

Recent Highlights
• March 2011: New CEO
• May 2011: Announced new strategic priorities, new web
site
• May 2011:  Name changed to Galectin Therapeutics
(Formally Pro-Pharmaceuticals)
• July 2011:  Analyst coverage initiated by Shiv Kapoor of
Morgan Joseph TriArtisan
• August 2011:  Analyst coverage initiated by Vernon
Bernardino of Dawson James Securities
• September 2011: Presentation at Rodman & Renshaw
Conference, New York, New York
© 2011 Galectin Therapeutics
OTC:GALT

Galectin Therapeutics Highlights
• Leader in galectin science
• Pipeline of carbohydrate-based drug compounds that inhibit galectins
• Liver fibrosis program goal to be first therapy for this
indication
• Target validated in convincing pre-clinical data
• Clinical trials expected to begin in 2012
• Cancer Therapy
• Galectin inhibitor added to chemotherapy
• Cancer immunotherapy program activates patient’s own immune system to kill tumor cells

© 2011 Galectin Therapeutics   OTC:GALT

Galectin Proteins Are Important In
Disease Pathogenesis
© 2011 Galectin Therapeutics
OTC:GALT

Secreted
Galectin
Proteins
1. Bind to cell
surface and matrix
glycoproteins
(galactose residues)
2. Modulate cell
signaling
3. Promote cell-cell
interactions
4. Promote cell-
matrix interactions
PROMOTE
PATHOLOGY
Markedly Increased in:
1. Fibrosis
2. Cancer
3. Inflammation

Galectin
Proteins
Galectin
Inhibitor
Our Galectin Inhibitors Are Novel
Carbohydrate-Based Drug Compounds
© 2011 Galectin Therapeutics
OTC:GALT

• Target secreted galectins and those
associated with cell membrane
• Strong binding to multiple galectin proteins
and multiple galectins per drug molecule
• High molecular weight allows long exposure to
galectin containing compartment
• Low toxicity potential as a carbohydrate
with no toxic metabolites
• Low manufacturing costs
• Strong patent protection with no licensing
encumbrance
• Two major classes of compounds under
development: GM-CT and GR-MD

ACS SYMPOSIUM SERIES 932
Carbohydrate Drug Design
EDITED BY:
Anatole A. Klyosov,
Zbigniew J. Witczak
and David Platt

Galectins
EDITED BY
ANATOLE A. KLYOSOV
ZBIGNIEW J. WITCZAK
DAVID PLATT
WILEY

We Are The Leaders In Galectin
Inhibitor Drug Development
• Only company with galectin inhibitors in clinical
development
• Published authoritative books in the field
7 ©
2011 Galectin Therapeutics   OTC:GALT

Galectins Are Involved In The
Pathogenesis Of Many Diseases
•
Fibrosis of organs
•
Nearly all cancers
• Heart failure
• Ischemic cardiovascular and cerebrovascular disease
• Arthritis
• Allergic disease
• Eczema and skin inflammation
• Inflammatory bowel disease
• Eye inflammation
• Inflammatory and autoimmune disorders
• Response to infections
• Kidney disease

Galectins implicated in:
© 2011 Galectin Therapeutics   OTC:GALT

So, How Do We Choose Diseases For
Drug Development?
• Galectins are proven important in the mechanism of
disease
• There are serious, life threatening consequences to
patients
• There are no, few, or ineffective therapies
• Rapid development pathways are possible

Treat important diseases where:
© 2011 Galectin Therapeutics   OTC:GALT

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy Immunotherapy GALECTINS 10 © 2011 Galectin Therapeutics OTC:GALT

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy Immunotherapy GALECTINS 11 © 2011 Galectin Therapeutics OTC:GALT

Many Diseases Lead To Liver Fibrosis And
Cirrhosis With Serious Medical Consequences
Healthy
Cirrhosis

Hepatitis C (57%)
Alcoholic liver disease (24%)
Non-alcoholic fatty liver (9.1%)
Hepatitis B (4.4%)
Miscellaneous (5.5%)
Source:  Burden of liver disease in the United States: Summary of a workshop.  American Association for the Study of Liver Disease, May 2001
© 2011 Galectin Therapeutics   OTC:GALT

Liver Cirrhosis Is A Major Problem In
The United States
Transplants
(6,291*)
Wait List
(17,000**)
Death
(44,677
#
)
Cirrhosis
(400,000
##
)
Millions of people with liver disease that may progress to cirrhosis
* Performed in US in 2010  (UNOS)
* * Prevalence in US 2010 (UNOS)
The ONLY current therapy is liver transplantation

#
Deaths in 1998 (AASLD Workshop, 2001)
##
Prevalence in US 1976-1980 (NIDDK)
© 2011 Galectin Therapeutics   OTC:GALT

Galectin-3 Is A Critical Target For
Therapy of Liver Fibrosis
1. Galectin-3 is produced in large amounts by human fibrotic liver
2. Galectin-3 is essential in mice for the development of liver fibrosis
3. Galectin inhibitors block production of fibrogenic markers in the key human cell responsible for liver fibrosis
4. Galectin inhibitors reverse experimental fibrosis in rats
© 2011 Galectin Therapeutics
OTC:GALT

Key Evidence:
Key Evidence:

Galectin Inhibitors Effectively Treat
Liver Fibrosis in Rats
Liver Fibrosis, induced by injection
of chemical toxin for 8 weeks
Regression of Fibrosis after 4 weeks
of treatment with GR-MD-01

© Galectin Therapeutics  OTC : GALT

Summary Of Development Program
Rationale In Liver Fibrosis
• Liver fibrosis represents a very large unmet medical need
• Galectin-3 protein is proven target
• Drugs reverse liver fibrosis in animals and show efficacy in human cell culture models of fibrosis
• Non toxic drugs with little likelihood of drug interactions
• Rapid clinical development pathways
• Initial indication provides opportunity for orphan disease status, fast track, priority review, and potentially accelerated approval
© Galectin Therapeutics  OTC : GALT

Development Program & Markets
• Initial Indication:  Post transplant recurrent Hepatitis C with fibrosis
• Focus of first phase II clinical trial
• Orphan disease designation possible
• Additional peri-transplant indications:
• Established cirrhosis of various etiologies but not eligible for transplantation
• Established cirrhosis of various etiologies, on transplant list
• Expansion of indications
• Non-alcoholic fatty liver disease (NASH)
• Viral hepatitis C and B with fibrosis
• Alcoholic fibrosis
© 2011 Galectin Therapeutics
OTC:GALT

Fibrosis Pipeline: Drug Advancement
December 2011
Pre-Clinical
Phase 1
Phase     Phase     Registration
Submitted
Liver Fibrosis
GM-CT-01
GM-CT-02
GR-MD-01
GR-MD-02
© 2011 Galectin Therapeutics
OTC:GALT

More advanced than typical pre-clinical development program:
Efficacy shown in human cells as well as animals
Proven safety in animals and humans (GM-CT-01)
Low potential for toxicity for all compounds
Low potential for drug interactions
2 3

Fibrosis Clinical Program (First
Indication Clinical Trials)
© 2011 Galectin Therapeutics
OTC:GALT

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2011 2012 2013
Pre-IND Meeting
Initiate P-II
Initiate P-I
Submit IND
GM-CT-01
Others

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Immunotherapy Chemotherapy GALECTINS © 2011 Galectin Therapeutics OTC:GALT 20

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Tumor Immunity
Angiogenesis

Roles Of Secreted Galectins In Cancer
The vast majority of cancers secrete large amounts of galectins
•
Galectins impact
cancer growth at
many points
•
Interfering with
galectin function has
been shown to have
beneficial effects
•
Galectin Therapeutics
has proprietary
compounds that
leverage this benefit

© 2011 Galectin Therapeutics
OTC:GALT

Phase 2 Clinical Trial Performed in
Metastatic Colorectal Cancer (DAVFU-003)
Cancer Trial
(DAVFU-003)
Day 0
Day 28
GM-CT-01
Chemo (5-FU)
Phase 2 trial of 5-FU plus GM-CT-01 in line 3/4 therapy of metastatic colorectal cancer
Twenty (20) patients enrolled who all had 3 to 4 previous courses of chemotherapy, including 5-FU and biologicals
Overall median survival was 6.7 months.
In similar patients, Erbitux
®
had a 6.1 month survival compared to 4.6
months with no therapy
Suggests efficacy of regimen

Event in percent of patients (%)	5-FU/LV Studies	5-FU+GM-CT-01
	N=1128	N=57
Adverse Events	Grade 3-4 (%)	Grade 3-4(%)
Diarrhea	12-40	0
Nausea/Vomiting	4-9	<2
Mucositis	17-22	<2
Neutropenia/ Leukopenia	7-67	<2

GM-CT-01 Reduces 5-FU
Chemotherapy Related Side Effects
Simultaneous improved efficacy with reduction in side effects of standard chemotherapy would be desirable in cancer therapeutics
Data on 5-FU+GM-CT-01 compiled from patients receiving full dose therapy in studies DAVFU-001, 003,
006, and 007
© 2011 Galectin Therapeutics
OTC:GALT

Development Approach In
Colorectal Cancer
• Studies demonstrate potential utility of galectin inhibitors in combination with chemotherapy in cancer
• FDA has confirmed that preclinical and clinical data are
adequate to proceed with large clinical trials
• Our colorectal cancer program remains active, but we are
deferring new clinical trials pending data from the tumor
immunology clinical trial that may improve the design of future studies
• More rapid international registration is an approach that may provide revenue to support development programs and gain
additional clinical experience with GM-CT-01
© 2011 Galectin Therapeutics
OTC:GALT

Registration And Marketing GM-CT-01
In Colombia And Latin America
• The government of Colombia, and oncology key opinion leaders in that country, expressed an interest in making GM-CT-01 available for use in Colombia for patients with metastatic colorectal cancer
• Equally interested in the increased tumor efficacy and reduction in 5-
FU related side effects
• Our partner Pro-Caps has submitted a marketing application to
INVIMA (FDA equivalent) and has indicated our clinical data should be sufficient for approval
• With approval, Pro-Caps expects sales to begin in 2012
• Upon success in Colombia, we have the opportunity to seek approval in other Latin American countries (reciprocity with 12 other countries)
© 2011 Galectin Therapeutics
OTC:GALT

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Immunotherapy GALECTINS Chemotherapy © 2011 Galectin Therapeutics OTC:GALT 26

Stromal Cells
Angiogenesis
Adhesion to Extra Cellular Matrix
Detachment
Invasion and Migration
Angiogenesis
Tumor Immunity

Enhancing Anti-Tumor Immunity Is A
Promising Effect Of Blocking Galectins
© 2011 Galectin Therapeutics
OTC:GALT

•
Tumor cell invasion:
extracellular matrix
adhesion & detachment
•
Stromal cell function
•
Metastasis:
cell invasion and
migration
•
Angiogenesis
•
Tumor immunity

Tumor-Specific
Cytotoxic T-Cell
Lymphocytes
Blocking Galectins Enhances Tumor
Killing By Immune System
Studies done in collaboration with Ludwig Institute, Brussels, Belgium
© 2011 Galectin Therapeutics
OTC:GALT

Tumor Cells
Cytotoxicity

Galectin Therapeutics

Untreated CD8+ TIL
GM-CT-01-treated CD8+ TIL
% of specific lysis
50
40
30
20
10
0
0,01
0,1
1
10
Effector to Target Ratio
Effector to Target Ratio

Effectors:
CD8+ T cells cultured in medium treated for 20h

Targets:
P815 cells loaded with anti-CD3+ cold K562

Effectors:
CD8+ T cells cultured in medium with GM-CT-01 for 20h

Targets:
P815 cells loaded with anti-CD3+ cold K562

GM-CT-01 Restores Ability of Immune Cells to Kill Tumor Cells © 2011 Galectin Therapeutics OTC:GALT 29

GM-CT-01 In Tumor Immunotherapy
• A Phase 1/2 study is scheduled to begin in Q4 2011
• IMPD (Investigational Medicinal Product Dossier) was submitted to the EMA (European Medicines Agency) on September 20, 2011
• Patients with advanced metastatic melanoma
• Treatment Regimen:
• Tumor-specific peptide vaccination (previously tested)
• GM-CT-01 administered between peptide vaccinations
• Primary endpoint:  Partial or complete response
• Historical controls who received same peptide vaccine
• Galectin Therapeutics provides study drug
• The Ludwig Institute and Cancer Center funds Stage 1 of the trial
• Trial conducted in 6 centers in Europe (Belgium, France,
Luxembourg)
© 2011 Galectin Therapeutics
OTC:GALT

GROUP 1 (n = 6 patients, expandable to 23)

LEGEND
superficial metastasis
non superficial metastasis
GM-CT-01 iv
GM-CT-01 peri-tumoral
GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor staging
PBMC collection (buffy-coat)
serum collection
PBMC collection (100 ml blood)
serum collection
serum collection
tumor staging
PBMC collection (buffy-coat)
serum collection

Melanoma Clinical Trial Design (I)
© 2011 Galectin Therapeutics
OTC:GALT

Phase I/II study of peptide vaccination associated with GM-CT-01, a galactomannan oligomer that inhibits galectin-3, in patients with advanced metastatic melanoma

GROUP 2, patients with at least one superficial metastasis (n = 6 patients, expandable to 23)

GM-CT-01
280 mg/m2
slow i.v.
Vaccine
(either MAGE-3.A1 and or
NA17.A2 peptide, 300 µg)
s.c. 80%
i.d. 20%
GM-CT-01
100 µg
peri-tumoral
At day 43:
≤ 2 superficial lesions: 1 lesion treated
> 2 superficial lesions: 2 lesions treated
3w
≤4w
d1
d22
d43
d64
d85
d106
d134
w20
HLA typing
tumor biopsy
(RT-PCR)
tumor
staging
PBMC
collection
(buffy-coat)
serum
collection
PBMC
collection
(100 ml blood)
serum
collection
serum
collection
tumor
staging
PBMC
collection
(buffy-coat)
serum
collection

Melanoma Clinical Trial Design (II)
© 2011 Galectin Therapeutics
OTC:GALT

Phase I/II study of peptide vaccination associated with GM-CT-01, a galactomannan oligomer that inhibits galectin-3, in patients with advanced metastatic melanoma

Regimen of GM-CT-01 in Melanoma
Trial Versus Colorectal Cancer Trial
© 2011 Galectin Therapeutics
OTC:GALT

GM-CT-01
Melanoma
Trial
Day 0
Day 21
Vaccine
Cancer Trial
(DAVFU-003)
Day 0
Day 28
GM-CT-01
Chemo (5-FU)

Development Program In Cancer
Immunotherapy
• Galectin proteins secreted by tumor cells are directly
responsible for inhibiting the ability of immune cells to kill tumors
• GM-CT-01 restores the ability of immune cells to kill tumor cells
• Initial clinical trial for treatment of metastatic malignant melanoma
• Market for tumor vaccines is expected to grow to $7B by 2015
• Potential important therapy for many cancers
© 2011 Galectin Therapeutics
OTC:GALT

Pre-Clinical Phase 1 Phase 2 Phase 3 Registration
Submitted
Colorectal Cancer
GM-CT-01
• International (Colombia)
• United States
Tumor Vaccine
GM-CT-01
Liver Fibrosis
GM-CT-01
GM-CT-02
GR-MD-01
GR-MD-02
Pipeline

© 2011 Galectin Therapeutics   OTC:GALT

Catalyst Milestones
• Fibrosis Program
• Complete pre-clinical assessment and announce drug or drugs to take into clinical development: December 2011
• Commence phase 2 trial Q2 2012 with top line results Q2/Q3 2013
(GM-CT-01)
• Commence phase 1 trial Q3 2012 and phase 2 trial Q4 2012 with top line results Q4 2013 (GR-MD series)
• Tumor Immunology Program
• Commence phase 1/2 trial Q4 2011
• Top line results on first stage second half of 2012
• Chemotherapy Program
• Colombia final approval to market GM-CT-01 by Q2 2012
• Sales initiated 2012
© 2011 Galectin Therapeutics
OTC:GALT

Galectin Therapeutics Highlights
• Leader in galectin science
• Pipeline of carbohydrate-based drug compounds that inhibit galectins
• Liver fibrosis program goal to be first therapy for this
indication
• Target validated in convincing pre-clinical data
• Clinical trials expected to begin in 2012
• Cancer Therapy
• Galectin inhibitor added to chemotherapy
• Cancer immunotherapy program activates patient’s own immune system to kill tumor cells

© 2011 Galectin Therapeutics   OTC:GALT

Thank You OTC: GALT